UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2014

(Unaudited)

Dear Fellow Shareholders,

September 30, 2014 marked the close of the first half of our 2015 fiscal year.  So far, FY2015 has been a “split personality” kind of year, with joy coming from the continued expansion of the Royce Challenge part of the Donation Matching Program and frustration coming from the choppy stock market conditions.  Our Donation Matching Program is accruing an average $3.03 of matching funds for every $1.00 of charitable giving directed by investors; however, with the expansion of the Royce Challenge we anticipate the average matching funds to be much higher by the time we cut the checks in April of 2015.  On the portfolio side, the last six months brought an unfulfilling loss of 0.18%, underperforming S&P 1500’s (All-Cap Index) return of 5.50%, but out-performing the Russell 2000’s loss of 5.46%.

Charity Update:

As we have written about many times in the past, we created the Donation Matching Program at the end of 2010.  In 2013, we significantly enhanced it by introducing a challenge from one of our investors, Charles Royce.  Mr. Royce offered a one-time fixed donation match of $5,000 per charity to a select group of charities.  Four charities - the Boston Harbor Island Alliance, the Earthwatch Institute, National Marine Life Center and Parmenter Community Health - succeeded in meeting the Royce Challenge and received the grants.  Over the summer and into the fall of this year, we continued to work with Mr. Royce to expand and simplify this Challenge.  As it stands today, any employee or Trustee of an approved charity can get a $1,000 grant for their employer just by investing in our Fund and picking their employer to receive their donations.  If that new investor can find a second employee to try our Fund, their non-profit employer will get a $3,000 grant and for three employees a $5,000 grant.  As of the writing of this letter, there is still a significant portion of the $100,000 in total grants still available on a first-come-first-serve basis.  So if you know an employee of a charity that may be interested, please direct them to our site.

Theaverage Matching Premium for the first six months of FY2015 was $3.03, excluding the Royce Challenge.  This means that for every $1.00 of donations made by our investors, their charity will receive an average additional $3.03 in donation matching.  We hope and expect the Royce Challenge to increase the Matching Premium before the checks are cut in April of 2015.  Over time, the matching Premium will change both up and down as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions, and due to changes in one-time events like the Royce Challenge.  We don’t expect the Premium to stay at the current elevated level forever, but we continue to work hard to attract more Donation Matching Investors and matching challenges.  If you are the type of person that wants to incentivize other people to do the right thing, we urge you to become one of our Donation Matching Investors and help us promote philanthropy.

Average Donation Matching Paid

April 1, 2014 through September 30, 2014

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
Donation Rate Matching Premium	0.50% $3.03/1.52%	0.00% $0.00	0.00% $0.00
Donation Rate after Matching	2.02%	0.00%	0.00%

     NOTE: Excludes the additional matching from the Royce Challenge.

Market Update:

At our February 2014 Trustees meeting, we changed our benchmark index from the Russell 2000 with a secondary reference to the S&P 500, to the S&P 1500 All-Cap index with a reference to the Russell 2000.  Since then, we have received a few questions about this change, so I thought we should take some time to share our thoughts.

Back in 2007 when we were creating this Fund, one of the decisions we had to make was to choose our benchmark index.  At the time, our experience over the last 20 years had shown us that most of the mispriced “Value” stocks would be in the small-cap segment of the market.  So, even though our Fund would have no market-cap restriction, we expected a large majority of the investments to be in the less than $3.0 billion segment of the market.  We expected our large-cap investments to be the unique opportunities that arise when a great firm makes a one-time strategic, implementation, or media mistake (think of Toyota’s sudden acceleration problem).  With those expectations, we chose the Russell 2000 as our benchmark index and included the S&P 500 as a “reference” index that gave some guidance to our large-cap investments.

That seemed to be a logical plan when we launched our Fund in June of 2008, but by the winter of 2009 the world was changing with the worst stock market crash in over 70 years.  As the market fell, we invested a large portion of the portfolio in large-cap stocks, because they were selling at traditionally unimaginable values.  While this was great for our performance, it made our comparison to the Russell 2000 less relevant and at times very strange.  Over the last four years, as the stock market has regained values more consistent with history, we have sold some of those large-caps and replaced them mostly with small-caps (we have not found much value in the mid-cap segment of the market).  Even with these changes our portfolios average market-cap at the beginning of the year was around $25 billion as compared to the Russell 2000’s average market-cap of roughly $1.8 billion.  More importantly, the global instability in Europe, the Middle East, and Asia continues to provide “value” opportunities in the large-cap segment of the market.  As a result, last winter we undertook a full review of our benchmark indices and what we found was very interesting.

In our analysis, we looked at the make-up of 10 different indices including small-cap, mid-cap, large-cap and all-cap.  We looked at the portfolio in each of the indices, specifically looking at average market-cap, medium market-cap, the smallest company, the largest company, sector weighting and more.  We also wanted to see how each index performs relative to our Fund, so we calculated each index’s correlation over time.  The first surprise was with respect to our S&P 500 reference index.  The analysis showed our portfolio companies were significantly smaller in all measurements and the correlation over time was negative.  So our Fund did not look like the S&P 500 or act like it.  The other surprise was with the Russell 2000, where the analysis showed that our Fund had a much larger-cap weighting in all the measurements, but the three year correlation was over 95%.  So, while our Fund did not look like the Russell 2000 Index, it performed like it.  What also became clear is that relative to all the indices, our Fund both looked and acted most like the S&P 1500 All-Cap Index.

After some discussion, it was decided to make the S&P 1500 All-Cap Index our primary benchmark and the Russell 2000 our secondary index. Having two reference points is unique, but we feel that it gives the investor a better perspective from which to judge our performance.  For example, if you compare these two indices, you will find that the S&P 1500 tends to be less volatile and you can see it on a day-to-day basis when the market has a big swing.  However over the long-term, the Russell 2000 has a better performance record.  As we have spoken about many times, our Fund is focused on providing superior long-term risk-adjusted return.  This means that we expect our volatility/risk to be more consistent or less than the S&P 1500 during large market swings, while our long-term performance we expect to be more consistent and better than the Russell 2000.  Knowing this should provide our investors more insight when they check our daily and long-term performance.

Since inception, the Davlin Philanthropic Fund has delivered an average annualized return of 11.09%, beating the 8.56% delivered by the S&P 1500 and the 8.20% delivered by the Russell 2000 over the same period.

Performance Numbers for Last Year

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
October 1, 2013 Through September 30, 2014 Fund Compared to Index	11.17%	18.57% (7.40)%	3.93% +7.24%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
October 1, 2011 Through September 30, 2014 Fund Compared to Index	19.45%	22.95% (3.50)%	21.25% (1.80)%

Performance Numbers for Since Inception

	Davlin Philanthropic Fund	S&P 1500	Russell 2000
June 11, 2008 Through September 30, 2014 Fund Compared to Index	11.09%	8.56% +2.53%	8.20% +2.89%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Performance numbers are reported net of all fees paid, including the Charitable Contribution

Portfolio Highlights:

We have previously written about the top two “Best Performers”, (AerCap Holdings in March of 2010 and Nathan’s Famous in September of 2012. Past reports are available at www.DavlinFunds.org), so let’s turn to the third on the list - STRATTEC Security Corporation (STRT).  We first found STRT back at the beginning of 2013 while going through a screen we had created to find “unloved” stocks.  As usual, we went through a lot of “trash” to find this gem.  STRT started its life way back in 1910 when Briggs & Stratton introduced the first automobile push ignition switch followed quickly by a keyed ignition switch.  By 1915, switches represented 1/3 of all sales for Briggs & Stratton.  However, by 1995 automobile ignition switches, locks, latches and power door systems were just a small piece of its business, so it was spun-off as an independent company called STRATTEC.  When we came across it, STRT quickly caught our eye for several reasons.  First, this company had a history of being VERY profitable (5% to 10% Return on Assets – excluding the Auto bankruptcies of 2009).  They also had a great balance sheet with just over $4.00 of net cash per share.  To add to that, the stock was trading at just 9 times earnings, when adjusted for the net cash.  At the time, there were still a lot of questions in the market as to where the domestic auto industry was headed and if we would see meaningful growth.  In addition, the market viewed the company as too dependent on only a few products and a few auto manufacturers.  Worse than that, the market viewed STRT’s products as low-tech commodity products.  Needless to say - we did not agree.

Almost from the moment we started our research, we realized that it was a special company run by a talented team.  STRT employs an asset allocation model called Economic Value Added (EVA) that requires management to prove that it is achieving returns above its cost of capital, which is defined as 10%.  This is a rigorous way to run a business and one that we wish more management teams would adopt.  STRT adopted EVA back in the 1990’s and it believes in it so deeply that it posts the EVA calculation each year in its Annual Report.  This is a very rare display of transparency by a management team and it sends a strong signal that this team is focused on delivering results.  By early 2013, we also had the luxury of seeing how this team managed the 2009 crisis and again we were impressed.  At a time when most of its competitors were down-sizing, restructuring or closing, STRT was investing in sales and earnings growth by acquiring a business from Delphi Auto, building a new factory in Mexico, and buying back stock. STRT was also actively diversifying its product line with new technologies and features as more cars are manufactured with power doors, trunks and hatches.  STRT was also showing success in diversifying its customer base with the recent addition of Hyundai, Kia and others.  Lastly, we analyzed the domestic auto industry and came to the conclusion that market expectations were understated.  The recession of 2009 showed that people were much more willing to let the bank foreclose on their home, than repossess their car.  This was a new pattern in the US and it showed that the car was now viewed as a critical part of getting and keeping a job, but the home was a luxury.  This opinion change along with the fact that the average age of a passenger car in the U.S. was hitting an all-time high of 11.3 years, convinced us that Americans would be forced to buy more cars in the coming years, just to maintain the current fleet age.

We started buying STRT in March of 2013 at $30.51 and kept building our position as the price dropped down to $27.06. Since then, STRT has shown some success in all of its initiatives, but there are three primary factors that have driven the stock.  First, the investments that STRT made at the bottom of the market allowed it to profit greatly from improving sales.  The second factor is that US auto sales are currently running at a rate over 50% above the 2012 level.  Lastly, the GM ignition switch recall (which were not STRT parts) illustrated how sophisticated these parts are and has allowed STRT to pick-up some additional business and contracts.  STRT will face some tough comparisons in the near future as the one time GM recall sales drop away, but they still have significant growth left on the horizon.  STRT’s new biometric locks (think finger prints) are now available and could change the industry.  A pick-up in European auto sales would also help.  With that said, the stock now trades around $101 a share or around 20 times a normalized P/E.  It is not the value that it once was, and you will see us taking some profits.

We have written about our top three “Worst Performers” in the past.  We wrote about Gleacher in the September 2010 Semi-Annual Report, Global X Uranium in the September 2012 Semi-Annual Report, and Dover Downs in March of 2013.  So let’s talk about West Marine, Inc. (WMAR).  WMAR runs 287 specialty retail shops focused on selling boating supplies and gear to consumers and marina’s throughout the US, Puerto Rico and Canada.  We started looking at WMAR back at the beginning of 2013, or about 6 months after its new CEO, Matt Hyde, took over.  Matt came to WMAR after 26 years at retailer REI where he grew to be Executive VP overseeing marketing, e-commerce, direct sales, real estate, store development, retail and customer experience functions.  At the time, WMAR had shown a history of roughly flat sales for 10 years and profitability ranging from a great return in the good years and losses in the bad years.  Matt brought a different vision for WMAR.  Until then, WMAR sold boat supplies and parts, but Matt saw a new marine oriented lifestyle store much more in the image of what REI is to camping/hiking and climbing.  He also quickly recognized that WMAR was not taking advantage of its position as the largest chain in an industry controlled by Mom & Pop shops, and that it had a history of allocating capital poorly.   By the time we started looking at WMAR, Matt was implementing a new Return on Invested Capital (ROIC) management goal to better address capital allocation issues.  WMAR had also announced several steps to grab market share from its Mom & Pop competitors.  This included creating a new real-time, omni-channel merchandising system that would provide customers with a seamless online, in-store, and delivery experience.  Matt also announced an over 4 fold expansion in the number of products offered online, a new customer loyalty program and a significant expansion of its private-label product line.  All of these moves would be very difficult for most Mom & Pop’s to replicate.  Lastly, WMAR started to optimize its real estate and revamp stores to promote more of a boaters lifestyle feel in an attempt to broaden the customer base.  We applauded all of these moves, but also gained comfort from the fact that the boating industry had not recovered from the crash of 2008.  As with STRT showed above, any industry improvement would provide a positive push to make everything a lot easier.

We started building our position in WMAR at around $11 a share.  When adjusted for $2.40 a share of net cash, this came to around 13 times earnings.  This multiple was a little high for us, but it represented only 94% of book value, so we gained some (perhaps false) comfort that our downside had support.  Over the last year and a half, we have added to the position at prices as low as $8.61 a share and as high as $12.21 a share.  The company’s transition has hit some small stumbles, like delays in the new website and omni-channel merchandising system, but the biggest issue is that the industry continues to post down or flat numbers.  WMAR is posting small gains over the industry numbers, but not enough to matter.  We expect more significant positive comparisons to the industry after they finish implementing the omni-channel investment in 2015 and more of their real estate optimization and revamp program.  WMAR has also just announced that they will close all 10 stores in Canada, because they do not meet its minimum ROIC goals.  This is a great example of the tough decisions that WMAR is making in its transformation.  This story still needs time to develop.  We still believe in the investment thesis, and plan to add to the position with any significant drop in price.

Sustainable Giving:

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving.  Please remember to share our story with your friends and family.  By working together, we can make a huge difference in our world.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

       44 River Road, Suite A

   Wayland, MA01778-1829

Top 10 Positions (a) as of September 30, 2014 (Unaudited):% Net Assets

1.  AerCap Holdings N.V.

4.88%

2.

Toyota Motor Corp ADR

2.78%

3.

Nathan’s Famous, Inc.

2.76%

4.

Village Super Market, Class A

2.54%

5.

Strattec Security Corp.

2.51%

6.

Hewlett-Packard Company

2.40%

7.

CF Industries Holdings, Inc.

2.36%

8.

JP Morgan Chase & Co.

2.28%

9.

Chatham Lodging Trust

2.11%

10.

Glacier Bancorp, Inc.

2.06%

          Total: 26.68%

Top 5 Best Performers:

Realized and Unrealized Gains

1.  AerCap Holdings NV

   $410,848

2.  Nathan’s Famous, Inc.

   $208,399

3.  Strattec Security Corp.

               $158,405

4.  Conversant, Inc.

   $136,703

5.  Glacier Bancorp, Inc

   $117,020

Total:

$1,031,375

Top 5 Worst Performers:

Realized and Unrealized Losses

1.  Gleacher& Company, Inc.

$118,876

2.  Global X Uranium ETF

  $82,599

3.  Dover Downs Gaming & Entertainment

  $71,946

4.  West Marine, Inc.

  $36,276

5.  Village Super Market, Class A

  $36,040

Total:

$345,737

(a)

Excludes short term investments.

DAVLIN PHILANTHROPIC FUND

PERFORMANCE ILLUSTRATION

SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

	Six Months	1 Year	3 Year	5 Year	Since Inception	Value
Davlin Philanthropic Fund	(0.18)%	11.17%	19.45%	12.34%	11.09%	$19,411
S&P Composite 1500 Index	5.50%	18.57%	22.95%	15.79%	8.56%	$16,784
Russell 2000 Index	(5.46)%	3.93%	21.25%	14.29%	8.20%	$16,436

22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
Davlin Philanthropic Fund
Russell 2000 Index
S&P Composite 1500 Index
6/11/2008 (Fund Inception)
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10
December-10
March-11
June-11
September-11
December-11
March-12
June-12
September-12
December-12
March-13
June-13
September-13
December-13
March-14
June-14
September-14

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s (“S&P”) Composite 1500® combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund

Portfolio Analysis

September 30, 2014 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Financial Services
25.51%
Healthcare
2.18%
Industrials
10.82%
Real Estate Investment Trusts
3.69%
Technology
5.40%
Utilities
0.40%
Basic Materials
5.14%
Communication Services
1.32%
Consumer Cyclical
23.01%
Consumer Defensive
10.31%
Energy
6.53%
Exchange Traded Funds
5.69%

Sectors are categorized using Morningstar® classifications.

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2014 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 84.46% +

Agricultural Chemicals - 2.36%
850	CF Industries Holdings, Inc.	$ 237,337

Air Transportation, Scheduled - 1.62%
4,600	American Airlines Group, Inc.	163,208

Bottled & Canned Soft Drinks - 1.57%
1,400	Monster Beverage Corp. *	128,338
1,500	National Beverage Corp. *	29,250
		157,588
Communications Services, NEC - 1.24%
18,500	RRSat Global Communications Network Ltd. (Israel)	124,875

Computer & Office Equipment - 2.40%
6,800	Hewlett-Packard Co.	241,196

Concrete Gypsum Plaster Products - 0.23%
800	Monarch Cement Co.	23,280

Cookies & Crackers - 0.74%
800	J&J Snack Foods Corp.	74,848

Drilling Oil & Gas Wells - 1.21%
5,000	Noble Corp. Plc.	111,100
1,666	Paragon Offshore Plc. *	10,246
		121,346
Engines & Turbines - 1.84%
1,400	Cummins, Inc.	184,772

Finance Lessors - 0.59%
1,300	CIT Group Inc.	59,748

Fire, Marine & Casualty Insurance - 6.03%
1,800	ACE Ltd. (Switzerland)	188,766
285	Fairfax Financial Holdings Ltd. (Canada) *	127,170
2,200	Montpelier RE Holdings Ltd. (Bermuda)	68,398
2,200	Safety Insurance Group, Inc.	118,602
1,100	Travelers Companies, Inc.	103,334
		606,270
Hospital & Medical Service Plans - 1.32%
2,200	Wellcare Health Plans, Inc. *	132,748

Hotels & Motels - 0.21%
3,700	Red Lion Hotels Corp.	21,053

Household Audio & Video Equipment - 1.47%
18,900	Skullcandy, Inc. *	147,231

Industrial Inorganic Chemicals - 1.04%
4,000	Tronox Ltd., Class A F	104,200

Industrial Instruments for Measurement - 0.48%
1,200	Cognex Corp. *	48,324

Investment Advice - 2.93%
1,800	Franklin Resources, Inc.	98,298
3,500	Legg Mason, Inc.	179,060
1,000	Manning & Napier, Inc. Class A	16,790
		294,148
Leather & Leather Products - 1.44%
7,000	Vera Bradley, Inc. *	144,760

Meat Packing Plants - 1.46%
55	Seaboard Corp. *	147,124

Miscellaneous Manufacturing Industries - 1.21%
3,000	Hillenbrand, Inc.	92,670
1,100	Oil-Dri Corp. of America	28,677
		121,347
Miscellaneous Transportation Equipment - 0.42%
1,200	Arctic Cat, Inc.	41,784

Motor Vehicle Parts & Accessories - 3.42%
800	Delphi Automotive Plc.	49,072
4,800	Fuel Systems Solutions, Inc. *	42,768
3,100	Strattec Security Corp.	252,185
		344,025
Motor Vehicles & Passenger Cars - 2.78%
2,380	Toyota Motor Corp. ADR (Japan)	279,721

National Commercial Banks - 3.62%
1,500	Citigroup, Inc.	77,730
3,800	JPMorgan Chase & Co.	228,912
1,100	Wells Fargo & Co.	57,057
		363,699
Oil and Natural Gas - 4.36%
1,400	Marathon Petroleum Corp.	118,538
2,050	Phillips 66	166,685
3,300	Valero Energy Corp.	152,691
		437,914
Patent Owners & Lessors - 0.40%
2,900	RPX Corp. *	39,817

Plastic Products - 0.14%
1,000	Core Molding Technologies, Inc. *	14,320

Primary Production of Aluminum - 0.91%
1,200	Kaiser Aluminum Corp.	91,464

Private Equity Firm - 0.46%
4,300	MVC Capital, Inc.	46,268

Retail - Auto Dealers & Gasoline Stations - 2.78%
2,966	CST Brands, Inc.	106,628
19,200	West Marine, Inc. *	172,800
		279,428
Retail - Drug Stores & Properietary Stores - 1.13%
23,500	Rite Aid Corp. *	113,740

Retail - Family Clothing Stores - 1.86%
12,900	American Eagle Outfitters, Inc.	187,308

Retail - Eating Places - 4.10%
4,100	Nathans Famous, Inc. *	277,529
22,900	Ruby Tuesday, Inc. *	134,881
		412,410
Retail - Grocery Stores - 2.77%
11,200	Village Super Market, Inc. Class A	255,136
600	Weis Markets, Inc.	23,418
		278,554
Retail - Home Furniture, Furnishings & Equipment Stores - 1.57%
2,400	Bed Bath & Beyond, Inc.	157,992

Retail - Miscellaneous Shopping - 1.34%
10,500	Office Depot, Inc. *	53,970
6,700	Staples, Inc.	81,070
		135,040
Rolling, Drawing & Extruding of Nonferrous Metals - 0.49%
2,000	RTI International Metals, Inc. *	49,320

Savings Institution, Federally Chartered - 2.54%
3,900	People's United Financial, Inc.	56,433
9,800	Territorial Bancorp, Inc.	198,842
		255,275
Search, Detection, Navigation, Guidance, Aeronautical Systems - 0.16%
300	Garmin Ltd. (Switzerland)	15,597

Security Brokers, Dealers & Flotation Companies - 4.13%
2,200	Gamco Investors, Inc. Class A	155,628
11,100	JMP Group, Inc.	69,597
5,500	Morgan Stanley	190,135
		415,360
Services - Amusement & Recreation Services - 0.62%
63,200	Dover Downs Gaming & Entertainment, Inc. *	62,568

Services - Equipment Rental & Leasing - 4.88%
12,000	AerCap Holdings N.V. (Netherlands) *	490,800

Services - Medical Laboratories - 0.72%
1,200	Quest Diagnostics, Inc.	72,816

Services - Prepackaged Software - 0.57%
1,000	Conversant, Inc. *	34,250
500	Microsoft Corp.	23,180
		57,430
Sporting & Athletic Goods, NEC - 0.70%
9,700	Callaway Golf Co.	70,228

State Commercial Banks - 3.64%
4,100	Bank of NY Mellon Corp.	158,793
8,000	Glacier Bancorp, Inc.	206,880
		365,673
Sugar & Confectionery Products - 2.00%
6,200	John B Sanfilippo & Son, Inc. *	200,632

Water Transportation - 0.56%
1,450	Tidewater, Inc.	56,594

TOTAL COMMON STOCKS (Cost $5,649,479) - 84.46%		8,491,180

EXCHANGE TRADED FUNDS - 5.34%
720	ETFS Platinum Trust *	90,929
12,033	Global X Uranium ETF *	156,068
2,000	iShares MSCI Turkey ETF	98,160
3,400	Proshares Ultrashort 20+ year Treasury *	191,522
TOTAL EXCHANGE TRADED FUNDS (Cost $672,686) - 5.34%		536,679

PREFERRED STOCKS - 0.58%
375	Southern California Edison Co. PFD 5.349%, 12/31/49 **	38,347
800	Red Lion Hotels PFD 9.50%, 2/19/44 *	20,400
TOTAL PREFERRED STOCKS (Cost $57,552) - 0.58%		58,747

REAL ESTATE INVESTMENT TRUSTS - 3.46%
9,200	Chatham Lodging Trust	212,336
12,100	Franklin Street Properties Corp.	135,762
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $255,549) - 3.46%		348,098

SHORT TERM INVESTMENTS - 6.59%
662,547	Fidelity Institutional Money Market Portfolio (Cost $662,547) 0.06%**	662,547

TOTAL INVESTMENTS (Cost $7,297,813) - 100.43%		10,097,251

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.43)%		(43,407)

NET ASSETS - 100.00%		$ 10,053,844

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2014.
ADR - American Depositary Receipt
+ Percent based on net assets.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2014 (Unaudited)

Assets:
Investments, at Fair Value (Cost $7,297,813)	$ 10,097,251
Receivables:
Dividends and Interest	12,407
Total Assets	10,109,658
Liabilities:
Accrued Management Fees (Note 4)	9,055
Accrued Charitable Contributions (Note 4)	4,527
Payable for Securities Purchased	42,232
Total Liabilities	55,814
Net Assets	$ 10,053,844

Net Assets Consist of:
Paid In Capital	$ 6,951,930
Accumulated Net Investment Income	7,201
Accumulated Net Realized Gain on Investments	295,275
Unrealized Appreciation in Value of Investments	2,799,438
Net Assets, for 595,214 Shares Outstanding (Unlimited number
of shares authorized without par value)	$ 10,053,844

Net Asset Value and Offering Price Per Share ($10,053,844/595,214)	$ 16.89

Minimum Redemption Price ($16.89 x 0.99)*	$ 16.72

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed if held less than 90 days.

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the six months ended September 30, 2014 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $988)	$ 125,548
Interest	10
Total Investment Income	125,558

Expenses:
Advisory Fees (Note 4)	50,679
Charitable Contributions (Note 4)	25,339
Total Expenses	76,018

Net Investment Income	49,540

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	94,891
Net Change in Unrealized Depreciation on Investments	(161,868)
Net Realized and Unrealized Loss on Investments	(66,977)

Net Decrease in Net Assets Resulting from Operations	$ (17,437)

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited) Six Months Ended	Year Ended
	9/30/2014	3/31/2014
Increase in Net Assets From Operations:
Net Investment Income	$ 49,540	$ 15,061
Net Realized Gain on Investments	94,891	328,700
Net Change in Unrealized Appreciation (Depreciation) on Investments	(161,868)	1,224,335
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,437)	1,568,096

Distributions to Shareholders From:
Net Investment Income	-	(48,972)
Realized Gains	-	(277,950)
Total Distributions	-	(326,922)

Capital Share Transactions:
Proceeds from Sale of Shares	92,585	1,165,535
Shares Issued on Reinvestment of Distributions	-	154,669
Cost of Shares Redeemed	(635)	(422)
Net Increase in Net Assets from Shareholder Activity	91,950	1,319,782

Net Assets:
Net Increase in Net Assets	74,513	2,560,956
Beginning of Year	9,979,331	7,418,375
End of Year (Including Accumulated Net Investment Income
(Loss) of $7,201 and $(42,339), respectively)	$ 10,053,844	$ 9,979,331

Share Transactions:
Shares Sold	5,525	75,155
Shares Issued on Reinvestment of Distributions	-	9,339
Shares Redeemed	(37)	(28)
Net Increase in Shares	5,488	84,466
Outstanding at Beginning of Year	589,726	505,260
Outstanding at End of Year	595,214	589,726

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout each period.

	(Unaudited)
	Six Months
	Ended
	9/30/2014		3/31/2014	3/31/2013	3/31/2012		3/31/2011	3/31/2010

Net Asset Value, at Beginning of Year	$ 16.92		$ 14.68	$ 12.77	$ 13.20		$ 11.50	$ 8.28

Income From Investment Operations:
Net Investment Income (a)	0.08		0.03	0.12	0.04		0.06	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.11)		2.79	1.99	0.04	(d)	1.81	3.39
Total from Investment Operations	(0.03)		2.82	2.11	0.08		1.87	3.49

Distributions from:
Net Investment Income	-		(0.09)	(0.18)	(0.15)		(0.14)	(0.27)
Net Realized Capital Gains	-		(0.49)	(0.02)	(0.36)		(0.03)	-
Total Distributions	-		(0.58)	(0.20)	(0.51)		(0.17)	(0.27)

Net Asset Value, at End of Year	$ 16.89		$ 16.92	$ 14.68	$ 12.77		$ 13.20	$ 11.50

Total Return (b)	(0.18)%		19.26%	16.71%	1.03%		16.35%	42.39%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 10,054		$ 9,979	$ 7,418	$ 5,855		$ 3,471	$ 2,748
Ratio of Expenses to Average Net Assets	1.50%	(e)	1.50%	1.50%	1.52%	(c)	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.98%	(e)	0.17%	0.93%	0.30%		0.52%	1.01%
Portfolio Turnover Rate	9.60%		17.60%	19.83%	14.37%		20.60%	27.84%

(a) Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(c) 0.02% is attributable to excise tax expense.

(d) Realized and unrealized gains per share are balancing amounts and may not reconcile with the gains in the Statement of Operations due to share transactions for the period.

(e) Annualized for period less than a year.

The accompanying notes are an integral part of these financial statements.

DAVLIN PHILANTHROPIC FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 (UNAUDITED)

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investment operations on June 11, 2008. The Trust Agreement permits the Board of Trustees (“Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open fiscal years 2011 - 2013, or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the six months ended September 30, 2014, the Fund did not incur any interest or penalties.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3.  Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market funds are generally priced at the ending NAV provided by the service agent of the fund.  These securities will be categorized as Level 1 within the fair value hierarchy.

Short term investments, except money market funds, maturing in 60 or more days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities.  When valued at last sales price, the securities will be categorized as Level 1.  When valued at bid prices or yield equivalents, they will be categorized as Level 2.  Short term investments, those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  These securities will be categorized as Level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2014:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,491,180	$ -	$ -	$ 8,491,180
Exchange Traded Funds	536,679	-	-	536,679
Preferred Stock	58,747	-	-	58,747
Real Estate Investment Trusts	348,098	-	-	348,098
Short-Term Investments	662,547	-	-	662,547
Total	$10,097,251	$ -	$ -	$10,097,251

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) any time during the six months ended September 30, 2014.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2014. For more detail on the industry classification of investments, please refer to the Schedule of Investments. There were no transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2014. The Fund considers transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2014, the Adviser was paid fees of $50,679, and was owed $9,055.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2014, the Fund donated $25,339 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  In total, four of the other eight trustees of the Foundation are also trustees of the Trust.  At September 30, 2014, the Fund owed $4,527 to the Foundation.

The officers of the Trust and Mr. Davlin, as a Trustee, serve without compensation. During the semi-annual period ended September 30, 2014, Trustees Dwinell, Funston and McCully earned $600 each.

Note 5. Investment Transactions

For the six months ended September 30, 2014, the cost of purchases and the proceeds from sales, other than U.S. Government obligations and short-term securities were $1,096,625 and $929,637, respectively.  There were no purchases or sales of U.S. Government obligations.  For federal income tax purposes the cost of securities owned at September 30, 2014, was $7,297,813.

At September 30, 2014, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$3,248,626	$(449,187)	$2,799,439

Note 6. Distributions to Shareholders

On December 27, 2012, the Fund declared an income distribution of $0.1776 per share, a short term capital gain distribution of $0.0190, and a long term capital gain distribution of $0.0037.  The distribution was paid on December 27, 2012 to shareholders of record on December 26, 2012.  The tax character of the $99,186 paid was $97,354 ordinary income and $1,832 realized gain.

On December 23, 2013, the Fund declared an income distribution of $0.0766 per share, short term capital gain distribution of $0.0771, and a long term capital gain distribution of $0.4115.  The distribution was paid on December 23, 2013 to shareholders of record on December 22, 2013.  On December 30, 2013, the Fund declared an income distribution of $0.00931 per share, to shareholders of record on December 29, 2013.  The tax character of the $326,922 paid was $92,832 ordinary income and $234,090 realized gain.

There were no distributions paid during the six months ended September 30, 2013.

As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$ 23,432
Accumulated Realized Gain	185,016
Unrealized Appreciation on Investments	2,910,903
Total	$ 3,119,351

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses of wash sales, and passive foreign investment holdings and disallowed charitable contributions.

Note 7. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2014, Mr. Davlin (including his family) owned in excess of 25% of the Fund and as such may be deemed to control the Fund.

Note 8.  Subsequent Events

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Davlin Philanthropic Fund

Expense Illustration

September 30, 2014 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing different funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2014	September 30, 2014	April 1, 2014 to September 30, 2014

Actual	$1,000.00	$998.23	$7.51
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by183/365 (to reflect the one-half year period).

DAVLIN PHILANTHROPIC FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2014 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Approval of Renewal of Management Agreement

The Board considered the renewal of the Fund's Management Agreement with Davlin Fund Advisors, LLC, the Fund's investment advisor (the "Advisor") at an in person meeting held May 15, 2014.  The Trustees review included, but was not limited to:  (1) the nature, extent and quality of services provided to the Fund; (2) investment performance of the Fund and the Advisor; (3) costs of the services and profits of the Advisor (including any affiliates) and fees charged by the Advisor to other institutional clients; (4) economies of scale realized as the Fund grows; and (5) whether fees indicate that the Fund benefits or shares in the economies of scale.  The Trustees deliberated and considered the following factors, summarized below, in their evaluation of renewal of the Management Agreement with the Advisor.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor's investment strategy and philosophy.  In addition, the Trustees reviewed key elements of the Advisor's Form ADV which described the operations and policies of the Advisor.  The Trustees also reviewed a description of the organizational structure of the Advisor, noting that the Advisor operates with a single member, William E.B. Davlin, who performs all the functions of the Advisor.  The Trustees noted that, while the Advisor does not have the operational depth (as represented by number of employees) that other adviser's may possess, Mr. Davlin devotes the majority of his time to the Fund and is not distracted by having other client accounts to manage.  Therefore, the Trustees concluded that the Advisor is adequately staffed relative to its responsibilities and obligations to the Fund.  They also observed that the Advisor's operational and compliance processes are well-designed and give the Trustees confidence that the Fund will continue to be managed in conformity with its investment objective and restrictions.  Additionally, the Trustees noted some of the prominent features of the Advisor's investment process, including ongoing reviews of financial market developments and supporting the Fund via a website and general promotional activities.  The Advisor certified to the Board that it had complied with the Trust's Code of Ethics.  The Board also reviewed the Advisor's unaudited balance sheet and income statement for the period ended December 31, 2013.  The Trustees concluded that the Advisor can fulfill any financial obligation to the Fund.  Additionally, the Trustees noted the Advisor's Fund promotion activities including helping to devise the Royce challenge which seeks to encourage investment in the Fund by executives and directors of philanthropic organizations through a gift program formulated and supported by Mr. Charles M. Royce.  Overall, the Trustees concluded that the Advisor has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Advisor were reasonable and consistent with the Board's expectations.

Performance.  The Board considered the past performance of the Fund over various time frames, noting that for the since-inception period from June 11, 2008 to March 31, 2014, the Fund has outperformed the S&P 1500 Index and the Russell 200 index.  They further noted that over one-year periods the Fund had mixed results outperforming in some years and lagging in others.  The Board then considered the Fund's performance versus a peer group of a group of equity funds selected from a Morningstar database.  The peer group was assembled by the Advisor and consisted primarily of domestic equity value no-load funds with assets above $1 million and less than $100 million.  The Board noted that the Fund's performance exceeded the peer group over one-year, three-year and five-year periods.  The Trustees noted they were satisfied with the Fund's performance.

Fees and Expenses.  The Board noted that the Advisor charges a 1.00% unitary-style annual advisory fee for the based on the average net assets of the Fund.  The Board noted that because of the unitary-style fee, a separate peer group analysis of only management fees was not relevant because management fees could not be separated from total expenses.  The Board also noted the Fund's total expenses of 1.50% were slightly above the peer average of 1.25% but within a range of reasonable total expenses, as high as 2.00%, when compared to the level of fees paid by a reference group of other similarly managed mutual funds.  The Trustees concluded that the Fund's management fee, as an element of total fees, is in a range of reasonable fees when compared to a group of similarly managed funds, and is acceptable in light of the quality of the services the Fund has received and expects to continue to receive from the Advisor.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Board concluded that economies of scale was not relevant at this time due to the small size of the Fund, but that this issue would be revisited as the Fund grows.

Profitability.  The Board considered the anticipated profits to be realized by the Advisor in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  As to profits realized by the Advisor, the Board reviewed information regarding the Advisor's income and expenses for the period ended December 31, 2013.  The Board noted that the Advisor has not been profitable or only slightly profitable with respect to the Fund.  The Board then discussed additional benefits received by the Advisor from the Fund and agreed there were none.  They concluded that the Advisor was not excessively profitable and the Board was satisfied that the Advisor's level of profitability from its continued relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Management Agreement and concluded that the advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date November 21, 2014

*Print the name and title of each signing officer under his or her signature.